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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 18, 1998


                              PROTECTION ONE, INC.
               (Exact name of Registrant as specified in charter)




         DELAWARE                       0-24780                  93-1063818
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)



          6011 BRISTOL PARKWAY                                      90230
         CULVER CITY, CALIFORNIA                                  (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 342-6300


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ITEM 5.  OTHER EVENTS.

          On December 9, 1998, Protection One, Inc. announced the reorganization of its executive management structure and changes in certain executive officers. The Press Release announcing these announcements is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

   99.1    Press Release dated October 19, 1997, relating to the Merger
           Agreement.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         PROTECTION ONE, INC.
                                         (Registrant)


Date:  December 9, 1998                  By: /s/ JOHN E. MACK, III
                                             -----------------------
                                             John E. Mack, III
                                             Executive Vice President and
                                             Chief Strategic Officer



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                                  EXHIBIT INDEX

     Exhibit        Description
     -------        -----------

      99.1          Press Release dated December 9, 1998, relating to the
                    Merger Agreement.